Aegis Value Fund
Schedule of Portfolio Investments
September 30, 2020 (Unaudited)

	Country	Shares	Value
Common Stocks - 92.0%
Communication Services - 4.1%
Diversified Telecommunication Services - 4.1%
Alaska Communications Systems Group, Inc.		2,181,044	$4,362,088

Consumer Discretionary - 1.1%
Textiles, Apparel & Luxury Goods - 1.1%
Delta Apparel, Inc. (1)		77,770	1,108,223

Energy - 6.0%
Energy Equipment & Services - 4.1%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	1,272,507
Deep Down, Inc. (1)(3)		766,584	310,466
Exterran Corp. (1)		188,832	785,541
Geospace Technologies Corp. (1)		265,324	1,639,702
Wolverine Energy & Infrastructure, Inc. (1)	CAD	970,507	291,542
			4,299,758
Oil, Gas & Consumable Fuels - 1.9%
Ardmore Shipping Corp. (2)		119,763	426,356
International Seaways, Inc. (2)		73,350	1,071,644
Penn Virginia Corp. (1)		53,914	531,053
			2,029,053
Total Energy			6,328,811

Financials - 7.6%
Banks - 0.7%
Bank of Cyprus Holdings plc (1)(4)	EUR	1,315,577	688,382
Consumer Finance - 2.7%
EZCORP, Inc. (1)		565,226	2,843,087
Diversified Financial Services - 2.2%
Jefferies Financial Group, Inc.		128,854	2,319,372
Insurance - 2.0%
Conifer Holdings, Inc. (1)(3)		740,071	2,116,603
Total Financials			7,967,444

Industrials - 1.3%
Trading Companies & Distributors - 1.3%
Fly Leasing Ltd. - ADR (1)(2)		193,808	1,407,046

Materials - 71.9%
Metals & Mining - 60.3%
Diversified Metals & Mining - 14.7%
Amerigo Resources Ltd. (1)(3)	CAD	17,032,738	7,035,415
Base Resources Ltd.	AUD	2,915,429	522,044
Kenmare Resources plc (4)	GBP	1,962,195	6,653,200
Solitario Zinc Corp. (1)		620,433	248,173
Trevali Mining Corp. (1)	CAD	10,558,059	1,070,435
			15,529,267
Gold, Silver & Precious Metals & Minerals - 39.5%*
Argonaut Gold, Inc. (1)	CAD	1,896,834	3,831,988
Dundee Precious Metals, Inc.	CAD	744,166	5,331,639
Equinox Gold Corp. (1)(7)	CAD	869,813	10,157,780
GoldQuest Mining Corp. (1)	CAD	2,849,300	631,252
Lion One Metals Ltd. (1)(7)	CAD	2,456,228	3,006,760
Minera Alamos, Inc. (1)(7)	CAD	18,954,538	9,537,412
Mundoro Capital, Inc. (1)(7)	CAD	1,851,852	215,566
Orezone Gold Corp. (1)	CAD	3,343,071	2,209,382
Roxgold, Inc. (1)	CAD	3,830,789	4,919,567
Superior Gold, Inc. (1)	CAD	3,215,639	1,811,219
			41,652,565
Mining Services - 5.4%
Geodrill Ltd. (1)(3)	CAD	3,956,698	5,645,846
Steel - 0.7%
Universal Stainless & Alloy Products, Inc. (1)		136,402	748,847
Total Metals & Mining			63,576,525

Paper & Forest Products - 11.6%
Conifex Timber, Inc. (1)	CAD	1,449,913	1,241,336
Interfor Corp. (1)	CAD	181,611	2,029,493
Mercer International, Inc.		437,292	2,886,127
Resolute Forest Products, Inc. (1)		1,351,048	6,052,695
			12,209,651
Total Materials			75,786,176
Total Common Stocks (Cost $94,681,466)			96,959,788

Contingent Value Right - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Aveda Transportation & Energy Services, Inc. (1)(5)(6)	CAD	1,798,280	243,093
Total Contingent Value Right (Cost $0)			243,093

Warrants - 0.0%**
Materials - 0.0%**
Metals & Mining - 0.0%**
Gold, Silver & Precious Metals & Minerals - 0.0%**
Lion One Metals Ltd. Warrant, Exercise Price $1.20, 05/19/2021 (Acquired 11/18/2019, Cost $0) (1)(5)(6)(7)	CAD	16,000	5,167
Mundoro Capital, Inc. Warrant, Exercise Price $0.20, 01/08/2022 (Acquired 12/17/2019, Cost $0) (1)(5)(6)(7)	CAD	925,926	44,851
Total Warrants (Cost $0)			50,018

Total Investments - 92.2% (Cost $94,681,466)			97,252,899
Other Assets in Excess of Liabiliies - 7.8%			8,203,901
Net Assets - 100.0%			$105,456,800

Percentages are stated as a percent of net assets.

(1) Non-income producing security.
(2) Foreign security denominated in U.S. Dollars.
(3) Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See affiliated table below for additional information.
(4) Level 2 Security.
(5)
Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of September 30, 2020, the value of these securities was $293,111 which represents 0.2% of total net assets.

(6) Illiquid Security. As of September 30, 2020, the value of these securities was $293,111, which represents 0.2% of total net assets.
(7) All or a portion of this security may be deemed restricted under Rule 144A.

*
Per the Fund's Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of September 30, 2020, the Gold, Silver, and Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation.

** Percentage rounds to less than 0.05% of total net assets.

ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Aegis Value Fund
Portfolio Characteristics
September 30, 2020 (Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stocks			92.0%
Communication Services		4.1%
Diversified Telecommunication Services	4.1%
Consumer Discretionary		1.1%
Textiles, Apparel & Luxury Goods	1.1%
Energy		6.0%
Energy Equipment & Services	4.1%
Oil, Gas & Consumable Fuels	1.9%
Financials		7.6%
Banks	0.7%
Consumer Finance	2.7%
Diversified Financial Services	2.2%
Insurance	2.0%
Industrials		1.3%
Trading Companies & Distributors	1.3%
Materials		71.9%
Metals & Mining
Diversified Metals & Mining	14.7%
Gold, Silver & Precious Metals & Minerals	39.5%
Mining Services	5.4%
Steel	0.7%
Paper & Forest Products	11.6%
Contingent Value Right			0.2%
Energy		0.2%
Energy Equipment & Services	0.2%
Warrants			0.0%
Materials		0.0%
Metals & Mining	0.0%
Gold, Silver & Precious Metals & Minerals	0.0%
Other Assets in Excess of Liabilities			7.8%
Total Net Assets			100.0%

Aegis Value Fund
Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of September 30, 2020 amounted to $15,108,330, representing 14.3% of net assets. A summary of affiliated transactions for the period ended September 30, 2020 is as follows:

	Share Balance December 31, 2019	Additions	Deductions	Share Balance September 30, 2020
Amerigo Resources Ltd.	12,925,845	4,106,893	-	17,032,738
Conifer Holdings, Inc.	743,041	-	(2,970)	740,071
Deep Down, Inc.	766,584	-	-	766,584
Geodrill Ltd.	3,956,698	-	-	3,956,698
Alaska Communications Systems Group, Inc. (1)	2,833,165	-	(652,121)	2,181,044
Strad, Inc. (2)	4,951,551	-	(4,951,551)	-

	Value December 31, 2019	Acquisitions	Dispositions	Corporate Actions
Amerigo Resources Ltd.	5,872,896	1,040,073	-	-
Conifer Holdings, Inc.	2,972,164	-	(9,437)	-
Deep Down, Inc.	513,611	-	-	-
Geodrill Ltd.	4,448,638	-	-	-
Alaska Communications Systems Group, Inc. (1)	5,014,702	-	(1,385,676)	-
Strad, Inc. (2)	6,863,649	-	(868,432)	(7,526,870)
Total	$25,685,660	$1,040,073	$(2,263,545)	$(7,526,870)

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value September 30, 2020	Dividend Income
Amerigo Resources Ltd.	-	122,446	7,035,415	-
Conifer Holdings, Inc.	(9,604)	(836,520)	2,116,603	-
Deep Down, Inc.	-	(203,145)	310,466	-
Geodrill Ltd.	-	1,197,208	5,645,846	-
Total			$15,108,330

Alaska Communications Systems Group, Inc. (1)	6,373	726,689	4,362,088	234,923
Strad, Inc. (2)	2,568,961	(1,037,308)	-	-
Total	$2,565,730	$(30,630)		$234,923

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

(1)	This security was not affiliated as of September 30, 2020.
(2)	This security was no longer held as of September 30, 2020. On April 24, 2020, all shares of Strad, Inc. were sold as the result of a cash tender offer.

Investment Valuation
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at September 30, 2020
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,362,088	$-	$-	$4,362,088
Consumer Discretionary	1,108,223	-	-	1,108,223
Energy	6,328,811	-	-	6,328,811
Financials	7,279,062	688,382	-	7,967,444
Industrials	1,407,046	-	-	1,407,046
Materials	69,132,976	6,653,200	-	75,786,176
Contingent Value Right
Energy	-	-	243,093	243,093
Warrants
Materials	-	-	50,018	50,018
Total	$89,618,206	$7,341,582	$293,111	$97,252,899

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of September 30, 2020:

Investments	Fair Value as of 9/30/2020	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Aveda Transportation & Energy Services, Inc. *	$243,093	Merger Contingent Consideration	Merger Agreement and Stale Last Trade Price	N/A	$0.1352
Lion One Metals Ltd. Warrant, Exercise Price $1.20, 05/19/2021	5,167	Black Scholes Option Pricing Model	Pricing Model	N/A	0.3229
Mundoro Capital, Inc. Warrant, Exercise Price $0.20, 01/08/2022	44,851	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0484

*Aveda Transportation & Energy Services Inc. is a contingent value right and is valued at 40% of full payout, which contemplates a 50% payout less auditing costs. The stock position is not held by the Fund.

The following is a reconciliation of the Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2020:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning Balance as of December 31, 2019	$705,384
Change in unrealized depreciation	(412,273)
Ending Balance as of September 30, 2020	$293,111

Change in unrealized depreciation still held as of September 30, 2020.	$(199,510)